Exhibit d(iv) under Form N-1A
                                             Exhibit 10 under Item 601/ Reg. S-K

                                   Exhibit RR
                                     to the
                          Investment Advisory Contract

                         FEDERATED CAPITAL RESERVES FUND

     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 050% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this 1st day of December, 2004.


                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY


                                    By:  /s/ Keith M. Schappert
                                       --------------------------------
                                    Name:  Keith M. Schappert
                                    Title:  President


                                    MONEY MARKET OBLIGATIONS
                                    TRUST


                                    By:  /s/ J. Christopher Donahue
                                       --------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President





                               Exhibit SS
                                 to the
                      Investment Advisory Contract

                   FEDERATED GOVERNMENT RESERVES FUND

     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 050% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this 1st day of December, 2004.

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY

                                    By:  /s/ Keith M. Schappert
                                       --------------------------------
                                    Name:  Keith M. Schappert
                                    Title:  President

                                    MONEY MARKET OBLIGATIONS
                                    TRUST

                                    By:  /s/ J. Christopher Donahue
                                       --------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President

                               Exhibit TT
                                 to the
                      Investment Advisory Contract

                        FEDERATED MUNICIPAL TRUST

     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.50% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this 1st day of December, 2004

                                    FEDERATED INVESTMENT
                                    MANAGEMENT COMPANY

                                    By:  /s/ Keith M. Schappert
                                       --------------------------------
                                    Name:  Keith M. Schappert
                                    Title:  President

                                    MONEY MARKET OBLIGATIONS
                                    TRUST

                                    By:  /s/ J. Christopher Donahue
                                       --------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President